UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 10, 2019

RINGCENTRAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
20 Davis Drive Belmont, California 94043
(Address of principal executive offices)
(650) 472-4100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	RNG	New York Stock Exchange

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
On May 10, 2019, RingCentral, Inc. (the “Company”) held its Annual Meeting of Stockholders at 20 Davis Drive, Belmont, California 94002 (the “Annual Meeting”). Stockholders of record at the close of business on April 5, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting.
Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.
Present at the Annual Meeting in person or by proxy were holders of 64,643,070 shares of Class A common stock, representing 64,643,070 votes of Class A common stock and 10,784,873 shares of Class B common stock, representing 107,848,730 votes of Class B common stock, together representing a total of 172,491,800 votes, or more than 92% of the eligible votes, and constituting a quorum.
The stockholders of the Company voted on the following items at the Annual Meeting:
1.To elect seven (7) directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019;
3.To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement; and
4.To approve the French Sub-Plan to the RingCentral, Inc. 2013 Equity Incentive Plan as disclosed in the proxy statement.
The voting results for each of these proposals are detailed below.
Proposal 1: The Company’s stockholders elected seven (7) directors to the board of directors (the “Board”) to serve for a one year term until the 2020 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Withheld	Broker Non-votes
Vladimir Shmunis	162,726,052	476,862	9,288,886
Neil Williams	162,978,720	224,194	9,288,886
Robert Theis	162,692,115	510,799	9,288,886
Michelle McKenna	162,765,318	437,596	9,288,886
Allan Thygesen	162,977,633	225,281	9,288,886
Kenneth Goldman	152,263,883	10,939,031	9,288,886
Godfrey Sullivan	162,988,401	214,513	9,288,886

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
171,827,868	585,715	78,217	0

Proposal 3. The Company’s stockholders voted in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
151,781,899	11,339,101	81,914	9,288,886

In accordance with the stockholders’ preference, the Board intends to hold a non-binding advisory vote on named executive officers’ compensation every year.

Proposal 4. The Company’s stockholders voted in favor of the French Sub-Plan to the RingCentral, Inc. 2013 Equity Incentive Plan as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
143,485,240	19,603,682	113,992	9,288,886

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RingCentral, Inc.
By: /s/ Bruce Johnson
Bruce Johnson
Vice President, Legal
Date: May 13, 2019